SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                 FORM 8-K/A

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                              October 4, 1999
                     (Date of earliest event reported)

                        CLASSIC COMMUNICATIONS, INC.
           (Exact Name of Registrant as Specified in its Charter)


     Delaware                    1-15427               74-2630019
  (State or Other              (Commission            (IRS Employer
  Jurisdiction of             File Number)           Identification
  Incorporation)                                         Number)


       515 Congress Avenue, Suite 2626, Austin, TX 78701 (Address of
                   Principal Offices, including zip code)


                               (512) 476-9095
            (Registrant's telephone number, including area code)





Item 4.     Change in Registrant's Certifying Accountant

            On October 4, 1999, management of Classic Communications, Inc. (the "Company") dismissed Ernst & Young LLP and engaged PricewaterhouseCoopers LLP as its independent public accountants to audit its financial statements. The decision to dismiss Ernst & Young LLP and to engage PricewaterhouseCoopers LLP was approved by the Company's board of directors on October 18, 1999.

            The Company believes, and has been advised by Ernst & Young LLP that it concurs with such belief, that, for the years ended December 31, 1997 and December 31, 1998, and for the six-month period ended June 30, 1999, the Company and Ernst & Young LLP did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ernst & Young LLP would have caused it to make reference in connection with its report on the Company's financial statements to the subject matter of the disagreement.

            The report of Ernst & Young LLP on the Company's financial statements for the years ended December 31, 1997 and December 31, 1998 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During that period, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933.

            The Company has requested that Ernst & Young LLP furnish a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young LLP agrees with the above statements. A copy of that letter is attached as Exhibit 16 to this Form 8-K.

                                 SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CLASSIC COMMUNICATIONS, INC.


Dated: November 5, 1999             By:   /s/ Mark Rowe
                                          ---------------------------
                                    Name:   Mark Rowe
                                    Title:  Corporate Controller


                               EXHIBIT INDEX




Exhibit
Number                  Description

  16.               Letter from Ernst & Young LLP.